UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to sec. 240.14a-12

CORNERSTONE GROWTH & INCOME REIT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CORNERSTONE GROWTH & INCOME REIT, INC.

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

AND AVAILABILITY OF PROXY MATERIALS

Please note that you cannot use this notice to vote by mail.

[COMPANY NUMBER]
[STOCKHOLDER NAME]	[ACCOUNT NUMBER]
[STOCKHOLDER ADDRESS]	[CONTROL NUMBER]

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2009:

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

Our proxy statement, form of proxy card and 2008 annual report to stockholders are available at
http://www.proxyvoting.com/crefunds-cgi

If you want to receive a paper or email copy of these documents, you may request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before April 23, 2009 to facilitate timely delivery.

TIME AND DATE:	10:00 a.m. local time on Thursday, May 7, 2009.

PLACE:	Our executive offices, 1920 Main Street, Suite 400, Irvine, California 92614. Directions to the annual meeting can be obtained by calling (877) 805-3333 or visiting www.crefunds.com.

ITEMS OF BUSINESS:	(1) To elect eight individuals to serve on the board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

The board of directors recommends a vote FOR each of the following nominees:
Terry Roussel, William Bloomer, Romeo Cefalo, Barry Chase, Steven Pearson, Ronald Shuck, William Sinton and James Skorheim

(2) To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

RECORD DATE:	You are eligible to vote if you were a stockholder of record as of the close of business on March 12, 2009.

TO REQUEST PAPER OR ELECTRONIC PROXY MATERIALS:	ONLINE: TELEPHONE: E-MAIL:	http://www.proxyvoting.com/crefunds-cgi 1-800-457-8850 investorrelations@crefunds.com

PROXY VOTING: (No personal information other than the control number above is necessary to execute a proxy)	ONLINE: IN PERSON: TELEPHONE: MAIL:

To access your online proxy card, visit http://www.proxyvoting.com/crefunds-cgi and follow the on-screen instructions.  You may enter your voting instructions online until 5:00 p.m. Eastern Daylight Time on May 6, 2009.

You may vote your shares in person by attending the annual meeting.

To vote by telephone, visit http://www.proxyvoting.com/crefunds-cgi to view the materials and to obtain the toll-free number to call.

You may request a paper copy of the proxy card by following the instructions above.

By Order of the Board of Directors,
March 23, 2009	Alfred J. Pizzurro
Irvine, California	Secretary